UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 11, 2014

EPIQ SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Missouri	000-22081	48-1056429
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

501 Kansas Avenue

Kansas City, Kansas 66105

(Address of principal executive offices, including zip code)

(913) 621-9500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Section 5 — Corporate Governance and Management

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 11, 2014, the Board of Directors of Epiq Systems, Inc. created a new directorship and appointed Mr. Douglas M. Gaston as a new independent director to the Board, effective August 11, 2014.  Mr. Gaston holds a master’s degree in accounting from Kansas State University and recently retired as Regional Managing Director for BKD, LLP, a national accounting and advisory firm, where he had been a partner for close to 25 years.

At the time of his appointment, Mr. Gaston’s Board committee assignments had not been determined.  There are no related party transactions between the company and Mr. Gaston that would require disclosure under Item 404(a) of Regulation S-K. The Board has determined that Mr. Gaston satisfies the requirements of independence under the NASDAQ listing standards and the additional requirements adopted by the Board pursuant to its Director Independence Policy and Corporate Governance Guidelines for service on the Board and committees of the Board.  Mr. Gaston will be eligible to receive the standard outside director compensation package, as approved by the Compensation Committee of the Board on an annual basis and disclosed in the company’s proxy statement.

Mr. Gaston will serve as an independent director until the next annual meeting of the shareholders of the company, or until his respective successor is duly elected and qualified or until his earlier death, disqualification, resignation or removal.

Section 7 — Regulation FD

Item 7.01 Regulation FD Disclosure.

On August 12, 2014, Epiq issued a press release announcing the appointment of Mr. Douglas M. Gaston as an independent director to the Board of Directors of the company, effective August 11, 2014.  A copy of the Press Release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

As provided in General Instruction B.2 to Form 8-K, the information furnished in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section and shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly provided by specific reference in such filing.

Section 9 — Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits.

The following exhibit is filed as part of this Current Report on Form 8-K:

99.1                        Press release issued by Epiq dated August 12, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EPIQ SYSTEMS, INC.
Date: August 12, 2014
	By:	/s/ Tom W. Olofson
	Name:	Tom W. Olofson
	Title:	Chairman of the Board, Chief Executive Officer and Director